SUBSCRIPTION AGREEMENT

CHINA ADVANCED TECHNOLOGY

1.

Subscription.  The undersigned hereby subscribes for shares of Common Stock of China Advanced Technology, a Nevada corporation (the “Company”) at a price of $.01 per share.

2.

Representations by the Undersigned.  The undersigned hereby makes the following representations, warranties, covenants or acknowledgements:

(a)

He has relied only on the information or documents otherwise provided to him in writing by the Company, access to which has been provided by an authorized representative of the Company, and he has relied on no other representations, written or oral;

(b)  He meets the purchaser suitability requirements because he meets one of the following requirements:  PLEASE CHECK AS MANY BOXES THAT APPLY:

CATEGORY A (non-U.S. Person)

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I am not a U. S. Person because I am not (a)  Any natural person resident in the United States; (b)  Any partnership or corporation organized or incorporated under the laws of the United States; (c)  Any estate of which any executor or administrator is a U.S. person; (d)  Any trust of which any trustee is a U.S. person; (e)  Any agency or branch of a foreign entity located in the United States;    (f)  Any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person; (g)  Any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and  (h)  Any partnership or corporation if (A) organized or incorporated under the laws of any foreign jurisdiction; and (B) formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act of 1933, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) of Regulation D) who are not natural persons, estates or trusts.  Notwithstanding the above, the following are not "U.S. Persons":  (i)  Any discretionary account or similar account (other than an estate or trust) held for the benefit or account of a non-U.S. person by a dealer or other professional fiduciary organized, incorporated, or (if an individual) resident in the United States;    (j)  Any estate of which any professional fiduciary acting as executor or administrator is a U.S. person if an executor or administrator of the estate who is not a U.S. person has sole or shared investment discretion with respect to the assets of the estate, and the estate is governed by foreign law; (k)  Any trust of which any professional fiduciary acting as trustee is a U.S. person, if another of the trustees is a non-U.S. person  with sole or shared investment discretion with respect to the trust assets, and no beneficiary of the trust (and no settlor if the trust is revocable) is a U.S. person;  (l)  An employee benefit plan established and administered in accordance with the law of a country other than the United States and customary practices and documentation of such country;  (m)  Any agency or branch of a U.S. person located outside the United States if the agency or branch operates for valid business reasons; and the agency or branch is engaged in the business of insurance or banking and is subject to substantive insurance or banking regulation, respectively, in the jurisdiction where located.    (n)  The International Monetary Fund, the International Bank for Reconstruction and Development, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, the United Nations, and their agencies, affiliates and pension plans, and any other similar international organizations, their agencies, affiliates and pension plans.  "United States" means the United States of America, its territories and possessions, any State of the United States, and the District of Columbia.

CATEGORY B (non-Accredited Investor)

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Alone or together with his Professional Advisor, if any, he has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment, and he will provide the Company, upon request, with such further information concerning prior investment experience, business or professional experience and other information as is necessary for the Company to evaluate the foregoing representations;

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He has a preexisting personal or business relationship with the Company.

CATEGORY C (Accredited Investor)

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He is a natural person whose individual net worth, or joint net worth with his spouse, exceeds $1,000,000, and either he is able to bear the economic risk of investment in the Shares or this investment does not exceed 10% of his net worth or joint net worth with his spouse;

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He is a natural person who had individual income in excess of $200,000 in each of the two most recent years, or joint income with that person's spouse in excess of $300,000 in each of those years and reasonably expects to reach the same income level in the current year, and either he is able to bear the economic risk of investment in the Shares or this investment does not exceed 10% of his net worth or joint net worth with his spouse; or

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It is an organization described in section 501 (c)(3) of the Internal Revenue Code of 1986 as amended, (i.e., tax exempt entities), corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring Shares, with total assets in excess of $5,000,000;

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It is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring  Shares, whose purchases are directed by a sophisticated person as described under the first alternative under Category A above;

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It is a bank as defined in section 3(a)(2) of the Securities Act, or a savings and loan association or other institution as defined in section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity;

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It is a broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934;

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It is an insurance company as defined in section 2(13) of the Securities Act;

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It is an investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act;

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It is a Small Business Investment Company licensed by the U.S. Small Business Administration under section 301 (c) or (d) of the Small Business Investment Act of 1958;

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It is a private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940;

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It is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors as described above;

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He is a director, executive officer or general partner of the Company;

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It is an entity in which all of the equity owners are Accredited Investors since they are all described above under Category C.

(c)

If purchasing Shares on behalf of a corporation, partnership or trust the undersigned represents:  (1) that he is duly authorized to act on behalf of such corporation, partnership or trust; and (2) that such corporation, partnership or trust was formed before the date set forth on the signature page of this Subscription Agreement, and was not formed for the purpose of investing in the Company.  (If a corporation, attach a copy of the resolution authorizing the investment as well as authorizing the person executing this document for the corporation to so act.  If a partnership or trust, attach a copy of the partnership or trust agreement.);

(d)

Nothing has ever been represented, guaranteed, or warranted to him expressly or by implication, by any broker, the Company, or agent or employee of the foregoing, or by any other person;

(e)

To the best of the undersigned's knowledge, neither the Company and none of its affiliates is a fiduciary within the meaning of Section 3(21) of the Employee Retirement Income Security Act of 1974, as amended;

The foregoing representations, warranties and agreements shall survive the sale and issuance of Shares to him.

Number of shares purchased at $. 01 per share ___________ (checks should be payable to “China Advanced Technology."

Name and address in which shares will be issued:

Dated as of           , 2010

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Signature

SUBSCRIPTION ACCEPTED BY CHINA ADVANCED TECHNOLOGY

By:____________________________________

Date: __________________